                                                                    EXHIBIT 99.1



                             FOR IMMEDIATE RELEASE

                                                           For More Information,
                                                                  Please Contact
                   John Heyman - Executive Vice President and CFO (770) 576-6705
               Melissa Coley - Radiant Systems Investor Relations (770) 576-6577

Radiant Systems, Inc. reports record second quarter revenues


Atlanta, GA, July 26, 2001--Radiant Systems, Inc. (NASDAQ: RADS) today reported financial results for the second quarter and six months ended June 30, 2001.

Total revenues for the second quarter ended June 30, 2001 were $36.4 million, an increase of 20.4% over revenues of $30.3 million for the same period in 2000. Total revenues for the six months ended June 30, 2001 were $70.4 million, an increase of 12.4% over revenues for the same period in 2000 of $62.7 million. Net income for the second quarter ended June 30, 2001, was $1.0 million, or $0.03 per diluted share, an increase of $400,000, or $0.01 per diluted share, compared to net income of $600,000, or $0.02 per diluted share, for the same period in 2000. Net income for the six months ended June 30, 2001, was $1.4 million, or $0.05 per diluted share, a decrease of $1.8 million, or $0.06 per diluted share, over net income before extraordinary item of $3.2 million, or $0.11 per diluted share, for the same period last year.

Mr. Erez Goren, the Company's Chief Executive Officer, commented, "We are pleased with our financial performance in the face of an evolving product line and business model. We have signed contracts with a number of companies across our markets, both domestically and internationally, and we believe these contracts and the success of our solutions will drive growth in revenues and profitability in the years ahead."

Mr. Goren continued, "The acquisition of Breeze Software Pty Ltd and our agreement to acquire certain assets of Hotel Tools, Inc. have positioned us to better serve and market our solutions internationally and to the hotel industry, respectively. Both of these markets should contribute to our growth in future years."

Mr. John Heyman, the Company's Chief Financial Officer, commented, "These acquisitions are important for our long-term growth prospects. In the short-term, we expect these acquisitions to be slightly dilutive, with the impact on earnings per share approximating $0.01 to $0.02 per quarter for the remainder of this year. We believe this dilution is short-term and that these acquisitions will be at least breakeven by the first quarter of 2002. We view this dilution as insignificant relative to the contributions we believe these acquisitions will make to our Company's strategic efforts."

For 2001, the Company continues to expect revenues of between $150 and $160 million and earnings before non-recurring charges of between $0.15 to $0.19 per share. Additionally, for 2002 the Company currently preliminarily projects revenues between $180 and $210 million, and earnings of between $.40 and $.60 per share. The statements in this paragraph are forward-looking statements and are based upon current economic conditions and assumptions involved with our operations.

The Company will webcast its second quarter 2001 financial results conference call today. The webcast will begin at

5:00 p.m. Eastern Time and will be available at
http://www.radiantsystems.com/investor/investor2_frame.htm. The webcast will
----------------------------------------------------------
also be available for replay through August 31, 2001.

Radiant Systems, Inc. is a leader in delivering innovative technology to businesses that serve the consumer. The Company provides transaction and management systems to support enterprise processes for clients ranging in size from multi-national to single-site operators. The Company also delivers comprehensive client care and consulting services to maximize speed of implementation and the client's return on technology investment. Headquartered in Atlanta, Radiant Systems, Inc. (www.radiantsystems.com) has deployed its technology to hundreds of companies worldwide, which currently process more than two billion transactions annually.

Certain statements contained in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers with respect to, among other things: (i) the Company's financing plans; (ii) trends affecting the Company's financial condition or results of operations, including the Company's projected revenues and earnings per share guidance; (iii) the Company's growth strategy and operating strategy; (iv) the Company's new or future product offerings, and (v) the declaration and payment of dividends. The words "may,"

"would," "could," "will," "expect," "estimate," "anticipate," "believe," "intend," "plans," and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company's ability to control. Actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are the Company's reliance on a small number of clients for a larger portion of its revenues, fluctuations in its quarterly results, ability to continue and manage its growth, liquidity and other capital resources issues, competition and the other factors discussed in detail in the Company's filings with the Securities and Exchange Commission.


                                      MORE

                                               RADIANT SYSTEMS, INC.
                                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                         (IN THOUSANDS, EXCEPT SHARE DATA)


                                                        ASSETS

                                                                                    June 30,             December 31,
                                                                                      2001                    2000
                                                                                  -----------           -------------
                                                                                  (unaudited)
Current assets
    Cash and cash equivalents.............................................          $ 37,301               $ 49,560
    Accounts receivable, net..............................................            28,602                 22,302
    Inventories...........................................................            18,971                 17,172
    Other short-term assets...............................................             3,923                  4,722
                                                                                    --------               --------
         Total current assets.............................................            88,797                 93,756

Property and equipment, net...............................................            15,733                 14,092
Software development costs, net...........................................            12,580                  9,358
Intangibles and other long-term assets....................................            14,844                 14,055
                                                                                    --------               --------
                                                                                    $131,954               $131,261
                                                                                    ========               ========

                                   LIABILITIES AND SHAREHOLDERS' EQUITY


Current liabilities
    Accounts payable and accrued liabilities..............................          $ 13,525               $ 16,486
    Customer deposits and unearned revenue................................             7,581                  6,388
    Current portion of long-term debt.....................................               603                      -
                                                                                    --------               --------
         Total current liabilities........................................            21,709                 22,874
                                                                                    --------               --------

Long-term debt, less current portion......................................             1,384                      -
                                                                                    --------               --------
         Total liabilities................................................            23,093                 22,874
                                                                                    --------               --------

Shareholders' equity
    Common stock, no par value; 100,000,000 shares authorized;
      27,798,344 and 27,647,830 shares issued and outstanding.............                 0                      0
    Additional paid-in capital............................................           115,656                116,543
    Accumulated deficit...................................................            (6,795)                (8,156)
                                                                                    --------               --------
         Total shareholders' equity.......................................           108,861                108,387
                                                                                    --------               --------
                                                                                    $131,954               $131,261
                                                                                    ========               ========

                                                                                    RADIANT SYSTEMS, INC
                                                                     CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                                       (UNAUDITED)

                                                              For the three months ended           For the six months ended
                                                            June 30, 2001    June 30, 2000      June 30, 2001    June 30, 2000
                                                            -------------    -------------      -------------    -------------
Revenues:
  System sales.........................................         $19,496          $18,956            $39,995          $40,086
  Client support, maintenance and other services.......          16,953           11,321             30,451           22,607
                                                            -------------    -------------      -------------    -------------
    Total revenues.....................................          36,449           30,277             70,446           62,693

Cost of revenues:
  System sales.........................................          10,797            8,596             21,293           18,585
  Client support, maintenance and other services.......           9,585            9,458             18,568           18,170
                                                            -------------    -------------      -------------    -------------
    Total cost of revenues.............................          20,382           18,054             39,861           36,755
                                                            -------------    -------------      -------------    -------------

Gross profit...........................................          16,067           12,223             30,585           25,938

Operating Expenses:
  Product development..................................           2,791            2,963              5,245            5,154
  Sales and marketing..................................           5,322            3,280             10,037            6,181
  Depreciation and amortization........................           2,456            1,802              4,780            3,407
  Non-recurring charges................................               -                -              1,023                -
  General and administrative...........................           4,289            4,049              8,287            7,428
                                                            -------------    -------------      -------------    -------------
Income from operations.................................           1,209              129              1,213            3,768

Interest income, net...................................             435              885              1,008            1,592
                                                            -------------    -------------      -------------    -------------

Income before income tax provision
and extraordinary item.................................           1,644            1,014              2,221            5,360

Income tax provision...................................             658              406                860            2,140
                                                            -------------    -------------      -------------    -------------

Income before extraordinary item.......................             986              608              1,361            3,220

Extraordinary item:
Gain on early extinguishment of debt, net of taxes.....               -                -                  -            1,520
                                                            -------------    -------------      -------------    -------------

Net income.............................................        $   986           $   608            $ 1,361          $ 4,740
                                                            =============    =============      =============    =============

Basic income per share:
  Income before extraordinary item.....................        $  0.04           $  0.02            $  0.05          $  0.12
  Extraordinary income on early extinguishment of debt.              -                 -                  -             0.06
                                                            -------------    -------------      -------------    -------------
    Total basic income per share.......................        $  0.04           $  0.02            $  0.05          $  0.18
                                                            =============    =============      =============    =============

Diluted income per share:
  Income before extraordinary item.....................        $  0.03           $  0.02            $  0.05          $  0.11
  Extraordinary income on early extinguishment of debt.              -                 -                  -             0.05
                                                            -------------    -------------      -------------    -------------
    Total diluted income per share.....................        $  0.03           $  0.02            $  0.05          $  0.16
                                                            =============    =============      =============    =============

Weighted average shares outstanding:
  Basic................................................          27,747           27,410             27,716           26,975
                                                            =============    =============      =============    =============
  Diluted..............................................          29,697           29,803             29,406           29,879
                                                            =============    =============      =============    =============
